Exhibit E-2

CILCORP
       |
       |--|
          |-------- Central Illinois Light Company
          |              |
          |              |--- CILCO Exploration and
          |              |    Development Company
          |              |
          |              |--- CILCO Energy Corporation
          |
          |
          |-------- CILCORP Ventures, Inc.
          |              |
          |              |--- CILCORP Energy Services Inc
          |              |
          |              |--- Agricultural Research and
          |                   Development Corp.*
          |
          |
          |-------- CILCORP Investment Management Inc.
          |              |
          |              |--- CIM Energy Investments Inc.
          |              |
          |              |--- CIM Leasing Inc.
          |              |
          |              |--- CIM Air Leasing Inc.
          |              |
          |              |--- CILCORP Lease
          |                   Management Inc.
          |                        |
          |                        |--- CLM Inc. - IV
          |                        |
          |                        |--- CLM Inc. - VI
          |                        |
          |                        |--- CLM Inc. - VII
          |                        |
          |                        |--- CLM Inc. - VIII
          |
          |
          |-------- QST Enterprises Inc.
                         |
                         |--- CILCORP Infraservices Inc.
                         |
                         |--- QST Energy Inc.
                         |                 |
                         |                 |--- QST Energy
                         |                      Trading Inc.
                         |
                         |--- ESE Land Corporation
                                   |
                                   |--- Savannah
                                   |    Resources Corp.
                                   |    |
                                   |    |
                                   |    |- McCadden
                                   |       Development,
                                   |       LLC *
                                   |
                                   |--- ESE Placentia
                                   |    Development Corp.
                                   |
                                   |--- ELC Makena I,
                                   |    L.L.C. *
                                   |
                                   |--- Wilmington
                                   |    Land Co.
                                   |
                                   |--- California/Nevada
                                   |    Development,
                                   |    LLC *
                                   |
                                   |--- Future
                                        Developments
                                        LLC *


*        Not a wholly-owned subsidiary